VESSELS, NET	12 Months Ended
Dec. 31, 2014
VESSELS, NET [Abstract]
VESSELS, NET
7.	VESSELS, NET

Vessels, net, consist of the carrying value of 22 vessels and 20 vessels for the year ended December 31, 2014 and December 31, 2013, respectively. Vessels, net include drydocking costs.
All Figures in USD ‘000	Vessels	Drydocking	Total
Carrying Value December 31, 2013	872,846	38,583	911,429
Accumulated Depreciation December 31, 2013	460,422	27,063	487,485
Depreciation Expense 2013	62,781	11,241	74,022
Carrying Value December 31, 2014	882,221	27,771	909,992
Accumulated Depreciation December 31, 2014	524,651	42,994	567,645
Depreciation Expense 2014	64,229	15,931	80,160
Acquisition of vessels 2014	73,604	300	73,904

Impairment Loss on Vessels

The Company recorded impairment loss on vessels of $nil, $nil and $12.0 million for the years ended December 31, 2014, 2013 and 2012, respectively. The Company continually monitors events and changes in circumstances that could indicate that the carrying amounts of each of its vessels may not be recoverable. For the year ended December 31, 2014 the Company performed impairment tests at each quarter end. Impairment tests performed did not result in carrying value for any of the Company’s vessels exceeding future undiscounted cash flows.

During the fourth quarter of 2012, the Company identified one vessel where the Company believed that future undiscounted cash flow was less than the carrying value and therefore not fully recoverable. The impairment loss recorded is equal to the difference between the asset's carrying value and estimated fair value.